EQ ADVISORS TRUSTSM

SUPPLEMENT DATED AUGUST 15, 2014 TO THE PROSPECTUS DATED APRIL 11, 2014

This Supplement updates certain information contained in the Prospectus dated April 11, 2014 of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding (1) changes to the fees payable by Portfolios of the Trust (each, a “Portfolio” and together, the “Portfolios”) for administration services; and (2) the institution of a voluntary waiver by the Manager of all or a portion of the management, administration or other fees payable to it by certain Portfolios.

Effective September 1, 2014, the last paragraph in the section of the Prospectus entitled “More Information on Fees and Expenses – Management Fees” is deleted in its entirety and replaced with the following information:

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the Trust, subject to a minimum annual fee of $32,500. The Trust’s asset-based administration fee for each Portfolio is equal to an annual rate of 0.15% of the first $15 billion of the aggregate average daily net assets of the Trust’s Hybrid Portfolios; 0.11% of the next $5 billion; and 0.100% thereafter. The Trust’s Hybrid Portfolios include the AXA/Franklin Balanced Managed Volatility, AXA/Franklin Small Cap Value Managed Volatility, AXA Global Equity Managed Volatility, AXA/Horizon Small Cap Value, AXA International Core Managed Volatility, AXA International Value Managed Volatility, AXA Large Cap Core Managed Volatility, AXA Large Cap Growth Managed Volatility, AXA Large Cap Value Managed Volatility, AXA/Lord Abbett Micro Cap, AXA Mid Cap Value Managed Volatility, AXA/Morgan Stanley Small Cap Growth, AXA/Mutual Large Cap Equity Managed Volatility, AXA/Pacific Global Small Cap Value, AXA/Templeton Global Equity Managed Volatility, EQ/AllianceBernstein Small Cap Growth, EQ/Convertible Securities, EQ/Emerging Markets Equity PLUS, EQ/Global Bond PLUS, EQ/High Yield Bond, EQ/Natural Resources PLUS, EQ/Real Estate PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager Core Bond, Multimanager Mid Cap Growth, Multimanager Mid Cap Value and Multimanager Technology Portfolios.

Effective September 1, 2014, the section of the Prospectus entitled “More Information on Fees and Expenses” is amended to include the following information:

Voluntary Expense Limitation

The Manager has voluntarily agreed to make payments or waive all or a portion of its management, administrative and other fees to limit the expenses of the Portfolios listed below so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, fees and expenses of other investment companies in which a Portfolio invests, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) as a percentage of average daily net assets do not exceed the following respective expense ratios:

Voluntary Expense Limitation Provisions1

	Total Expenses Limited to (% of average daily net assets)
Portfolios	Class IA Shares	Class IB Shares	Class K Shares
Multimanager Mid Cap Growth	1.15%	1.15%	0.90%
Multimanager Mid Cap Value	1.15%	1.15%	0.90%
Multimanager Technology	1.30%	1.30%	1.05%

1 Voluntary waivers may be reduced or discontinued at any time without notice.

EQ ADVISORS TRUSTSM

SUPPLEMENT DATED AUGUST 15, 2014 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 11, 2014

This Supplement updates certain information contained in the Statement of Additional Information (“SAI”) dated April 11, 2014 of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the SAI and retain it for future reference. You may obtain an additional copy of the SAI, or a copy of the Summary Prospectus and Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents by visiting the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the fees payable by the Portfolios for administration services.

Effective September 1, 2014, the first paragraph the section of the SAI entitled “Investment Management and Other Services – The Administrator” is deleted in its entirety and replaced with the following information:

Pursuant to an administrative agreement (“Mutual Funds Service Agreement”), FMG LLC (“Administrator”) provides the Trust with necessary administrative services, as more fully described in the Prospectus. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, in addition to the management fee, each Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the Trust, subject to a minimum annual fee of $32,500. The Trust’s asset-based administration fee for each Portfolio is equal to an annual rate of 0.15% of the first $15 billion of the aggregate average daily net assets of the Trust’s Hybrid Portfolios; 0.11% of the next $5 billion; and 0.100% thereafter. The Trust’s Hybrid Portfolios include the AXA/Franklin Balanced Managed Volatility, AXA/Franklin Small Cap Value Managed Volatility, AXA Global Equity Managed Volatility, AXA/Horizon Small Cap Value, AXA International Core Managed Volatility, AXA International Value Managed Volatility, AXA Large Cap Core Managed Volatility, AXA Large Cap Growth Managed Volatility, AXA Large Cap Value Managed Volatility, AXA/Lord Abbett Micro Cap, AXA Mid Cap Value Managed Volatility, AXA/Morgan Stanley Small Cap Growth, AXA/Mutual Large Cap Equity Managed Volatility, AXA/Pacific Global Small Cap Value, AXA/Templeton Global Equity Managed Volatility, EQ/AllianceBernstein Small Cap Growth, EQ/Convertible Securities, EQ/Emerging Markets Equity PLUS, EQ/Global Bond PLUS, EQ/High Yield Bond, EQ/Natural Resources PLUS, EQ/Real Estate PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager Core Bond, Multimanager Mid Cap Growth, Multimanager Mid Cap Value and Multimanager Technology Portfolios.

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